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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        September 13, 2002

Target Corporation (Exact name of registrant as specified in its charter)
Minnesota	1-6049	41-0215170

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Nicollet Mall Minneapolis, Minnesota	55403

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code        (612)  304-6073

FORM 8-K

Item 9.    Regulation FD Disclosure

        On September 13, 2002, the Principal Executive Officer, Robert J. Ulrich, and the Principal Financial Officer, Douglas A. Scovanner, of Target Corporation (the "Corporation") each submitted to the Securities and Exchange Commission ("SEC") a sworn statement pursuant to SEC Order No. 4-460 (June 27, 2002). A copy of each of these statements is included herewith as Exhibits 99.1 and 99.2, respectively.

        In addition, on September 13, 2002, the Corporation filed with the SEC its Quarterly Report on Form 10-Q for the quarter ended August 3, 2002. As required by 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), this filing was accompanied by a certification of the Corporation's Principal Executive Officer and its Principal Financial Officer as to the matters required by Section 906. A copy of this certification is included herewith as Exhibit 99.3.

        The information in this Current Report on Form 8-K, including exhibits, shall not be deemed to be incorporated by reference into the Corporation's filings with the SEC under the Securities Act of 1933.

Exhibits.

Exhibit	Description
99.1	Statement Under Oath of Principal Executive Officer dated September 13, 2002.
99.2	Statement Under Oath of Principal Financial Officer dated September 13, 2002.
99.3	Certification pursuant to Section 906 of Principal Executive Officer and Principal Financial Officer dated September 13, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION
Dated: September 13, 2002	By	/s/ Douglas A. Scovanner Douglas A. Scovanner Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Statement Under Oath of Principal Executive Officer dated September 13, 2002.
99.2	Statement Under Oath of Principal Financial Officer dated September 13, 2002.
99.3	Certification pursuant to Section 906 of Principal Executive Officer and Principal Financial Officer dated September 13, 2002.

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  Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX